UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)           April 6, 2022

Superior Group of Companies, Inc.

(Exact name of registrant as specified in its charter)

Florida	001-05869	11-1385670
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10055 Seminole Blvd., Seminole, Florida (Address of principal executive offices)		33772 (Zip Code)

Registrant's telephone number including area code:  (727) 397-9611

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SGC	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On April 6, 2022, Mayer Hoffman McCann P.C. (“MHM”), Superior Group of Companies, Inc.’s (the “Company”) independent registered public accounting firm, informed the Company that it was declining to stand for reappointment to conduct the audit of the Company’s financial statements for the fiscal year ending December 31, 2022. MHM has informed the Company that it will continue to perform services for the Company in connection with the fiscal quarter ending March 31, 2022. On April 7, 2022, the Audit Committee accepted the resignation of MHM.

The Company expects to engage a suitable replacement for MHM in a timely fashion.

MHM’s reports on the Company’s consolidated financial statements as of December 31, 2021 and 2020 and for each of the three years in the period ended December 31, 2021 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2021 and 2020, and during the subsequent period through April 6, 2022, there were no disagreements with MHM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MHM, would have caused MHM to make reference to the subject matter of the disagreements in connection with its reports on the Company’s financial statements for such periods.

During the fiscal years ended December 31, 2021 and 2020, and during the subsequent period through April 6, 2022, there were no “reportable events”, as defined in Regulation S-K Item 304(a)(1)(v), except as previously disclosed in the Company’s Form 10-K for the fiscal year ended December 31, 2021, in which management identified a material weakness in internal control over financial reporting relating to the Company’s accounting for income taxes. The Company is taking steps to remediate that material weakness.

The Company provided MHM with a copy of the above disclosures and requested that MHM furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing statements and, if not, stating the respects in which it does not agree. A copy of the letter from MHM is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 8.01 Other Events.

In light of MHM’s decision not to stand for reappointment, votes cast for proposal 4 on the agenda for the Company’s 2022 Annual Meeting of Shareholders, to ratify the appointment of MHM as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, will not have an effect and will not count towards a quorum.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

16.1	Letter from Mayer Hoffman McCann P.C. dated April 8, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

SUPERIOR GROUP OF COMPANIES, INC.

By:	/s/ Andrew D. Demott, Jr.
Andrew D. Demott, Jr.
Chief Operating Officer and Chief Financial Officer

Date: April 8, 2022